Intangible assets and goodwill	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about intangible assets [abstract]
Intangible assets and goodwill	Intangible assets and goodwill
(a)Intangible assets and goodwill

		Intangible assets subject to amortization
(millions)	Note	Customer relationships	Crowdsource assets	Software	Brand and other	Total intangible assets	Goodwill	Total intangible assets and goodwill
At cost
As at January 1, 2022		$1,182	$120	$57	$37	$1,396	$1,380	$2,776
Additions		—	—	12	—	12	—	12
Additions from acquisition		—	—	—	—	—	9	9
Dispositions and other		—	—	(11)	—	(11)	—	(11)
Foreign exchange		(31)	—	(1)	(2)	(34)	(39)	(73)
As at December 31, 2022		$1,151	$120	$57	$35	$1,363	$1,350	$2,713
Additions		—	—	14	—	14	—	14
Additions from acquisition	14(c)	602	—	—	92	694	599	1,293
Dispositions and other		—	—	(9)	(25)	(34)	—	(34)
Foreign exchange		16	—	1	2	19	14	33
As at December 31, 2023		$1,769	$120	$63	$104	$2,056	$1,963	$4,019
Accumulated amortization
As at January 1, 2022		$173	$15	$31	$19	$238	$—	$238
Amortization		96	15	13	10	134	—	134
Dispositions and other		—	—	(11)	—	(11)	—	(11)
Foreign exchange		(5)	—	—	(1)	(6)	—	(6)
As at December 31, 2022		$264	$30	$33	$28	$355	$—	$355
Amortization		138	15	9	21	183	—	183
Dispositions and other		—	—	(9)	(25)	(34)	—	(34)
Foreign exchange		5	—	—	1	6	—	6
As at December 31, 2023		$407	$45	$33	$25	$510	$—	$510
Net book value
As at December 31, 2022		$887	$90	$24	$7	$1,008	$1,350	$2,358
As at December 31, 2023		$1,362	$75	$30	$79	$1,546	$1,963	$3,509
(b)Impairment testing of goodwill
Goodwill is tested for impairment annually or more frequently if events or circumstances indicate that the asset may be impaired. We perform our goodwill impairment test annually as at October 1, in accordance with our policy in Note 1(g)—Summary of material accounting policies—Depreciation, amortization and impairment. Goodwill impairment is tested at the lowest cash-generating unit (CGU) that goodwill is monitored. On this basis, we have determined that each geographic area in which we operate is insufficiently distinct and is not considered to be an individual cash generating unit, and our combined operations are considered to represent a single CGU.
In assessing goodwill for impairment, we compare the carrying value of our CGU to its recoverable amount, determined using a value-in-use method. There is a material degree of uncertainty with respect to the estimate of the recoverable amount, given the necessity of making key economic assumptions about the future. As such, we validate our recoverable amount calculations using market-comparable measures and perform an analytical review of industry facts and facts that are specific to us. For the years ended December 31, 2023, 2022 and 2021, no goodwill impairment was recorded.
Methodology and key assumptions
The value-in-use calculation uses discounted cash flow projections, including the following key assumptions: future cash flows and growth projections; associated economic risk assumptions and estimates of the likelihood of achieving key operating metrics and drivers; estimates of future capital expenditures; and the future weighted average cost of capital. We considered a range of reasonably possible amounts to use for key assumptions and selected amounts that best represent management’s estimates of current and future market conditions.
The key assumptions for cash flow projections were based upon our approved financial forecasts, which span a period of five years and were discounted at a post-tax notional rate of 9.8% (2022 - 9.5%; 2021 - 9.0%). These cash flow projections incorporate established corporate targets with respect to operational net carbon neutrality, renewable energy, energy efficiency and waste reduction. For impairment testing valuations, cash flows subsequent to the five-year projection period were extrapolated using a perpetual growth rate of 3.0% (2022 - 3.0%; 2021 - 3.0%); these growth rates do not exceed the long-term average growth rates observed in the markets in which we operate.
We believe that any reasonably possible change in the key assumptions on which the calculation of the recoverable amounts would not cause the CGU’s carrying value to exceed its recoverable amount. If the future were to adversely differ from management’s best estimates for the key assumptions and associated cash flows were to be materially adversely affected, we could potentially experience future material impairment charges in respect of our goodwill.
(c)    Business acquisitions
WillowTree
On January 3, 2023, we acquired 86% of the equity interest of WillowTree, a full-service digital product provider focused on end user experiences, such as native mobile applications and unified web interfaces. Certain WillowTree management team members retained approximately 14% of the total equity interest in WillowTree, and were granted written put options related to this retained equity interest that are exercisable in tranches over a three-year period beginning in 2026. These written put options are subject to certain performance-based criteria tied to the WillowTree business, including compounded annual revenue growth rate and cumulative gross margin targets, and may be settled in cash or, at our option, a combination of cash and up to 70% in TELUS International subordinate voting shares. Concurrent with this acquisition, WillowTree management team members provided us with purchase call options, which substantially mirror the written put options. As a result of these purchase call options and written put options, we determined that the non-controlling interest held by the WillowTree management team members would be recognized as a financial liability in the form of provisions for the written put options. The provisions for the written put options were measured at the date of acquisition based on the present value of the estimated future redemption amounts.
The total purchase consideration for WillowTree was $1,175 million, net of assumed debt of WillowTree, comprising of $856 million in cash, $125 million of our subordinate voting shares, and $194 million in provisions for the written put options. Transaction costs for the acquisition were expensed as incurred.
The acquisition of WillowTree qualified as a business combination and was accounted for using the acquisition method of accounting. Accordingly, the results of WillowTree have been included in our consolidated financial statements from the date of acquisition on January 3, 2023.
The acquisition brings key talent and diversity to our portfolio of next generation solutions, and further augments our digital consulting and client-centric software development capabilities. The primary factor that gives rise to the recognition of goodwill on this acquisition was the earnings capacity of the acquired business in excess of the net tangible and intangible assets acquired (such excess arising from the low level of tangible assets relative to the earnings capacity of the business). The portion of the amount assigned to goodwill that is deductible for income tax purposes was $97 million.
As at December 31, 2023, we have finalized the acquisition purchase price allocation.
During the year ended December 31, 2023, WillowTree generated revenue of $186 million and net loss of $93 million, which included amortization of intangible assets and interest expense on incremental borrowings on our credit facility, both arising from this transaction. As the acquisition closed on January 3, 2023, had the acquisition closed on January 1, 2023, our consolidated revenue and net income would have been the same.
Other acquisitions
During the year ended December 31, 2023, we completed the acquisition of two businesses which expanded our customer experience operations into Morocco and South Africa, for total purchase consideration of $2 million (comprised of $1 million cash and $1 million in provisions), in exchange for net identifiable assets of $2 million. No goodwill was recognized on these transactions.
As part of these acquisitions, we provided performance earn-outs to certain employees, subject to continued employment, with a maximum payout of approximately $12 million and payable in fiscal 2025, which may be settled in cash or, at our option, TELUS International subordinate voting shares (see Note 6(c)—Share-based compensation—Other).
During the year ended December 31, 2023, other acquisitions generated revenue of $4 million and net income was $nil. Had the acquisitions closed on January 1, 2023, during the year ended December 31, 2023, revenue would have increased by $1 million and net income would have been the same.
Acquisition-date fair values
Acquisition-date fair values assigned to the assets acquired and liabilities assumed are set out in the following table:

(millions)	WillowTree	Other	Total
Assets
Current assets
Cash	$5	$—	$5
Accounts receivable	62	1	63
Prepaid and other assets	3	—	3
	70	1	71
Non-current assets
Property, plant and equipment
Owned assets	15	—	15
Right-of-use lease assets	19	—	19
Intangible assets subject to amortization(1)	692	2	694
	726	2	728
Total identifiable assets acquired	796	3	799

Liabilities
Current liabilities
Accounts payable and accrued liabilities	43	—	43
Income and other taxes payable	1	—	1
Current maturities of long-term debt	91	1	92
	135	1	136
Non-current liabilities
Long-term debt	16	—	16
Deferred income taxes	69	—	69
	85	—	85
Total liabilities assumed	220	1	221

Net identifiable assets acquired	576	2	578
Goodwill	599	—	599
Net assets acquired	$1,175	$2	$1,177

Acquisition effected by way of:			—
Cash	$856	$1	$857
Provisions(2)	194	1	195
Subordinate voting shares(3)	125	—	125
	$1,175	$2	$1,177
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(1)Customer relationships are generally expected to be amortized over a period of 15 years; brand and other intangible assets recognized are expected to be amortized over a period of three to 10 years.
(2)Provisions recognized in the WillowTree acquisition were in connection with the written put options granted to certain members of the WillowTree management team.
(3)The fair value of TELUS International subordinate voting shares was measured based upon market prices observed at the date of acquisition of control.